EXHIBIT 31.4

CERTIFICATION PURSUANT TO RULE 13a-14(a) OR RULE 15d-14(a)

I, C. Patrick Machado, certify that:

1. I have reviewed this Amendment No. 1 to the quarterly report on Form 10-Q/A of Medivation, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: August 20, 2010

/s/ C. Patrick Machado
Name:	C. Patrick Machado
Title:	Chief Business Officer and Chief Financial Officer